FIRST AMENDMENT TO CREDIT AGREEMENT, U.S. SECURITY AGREEMENT AND SUBSIDIARIES GUARANTY

FIRST AMENDMENT TO CREDIT AGREEMENT, U.S. SECURITY AGREEMENT AND SUBSIDIARIES GUARANTY, dated as of February 3, 2011 (this “First Amendment”), and effective as of the First Amendment Effective Date (defined below), among Endeavour International Corporation, a Nevada corporation, (“Holdings”), Endeavour Energy UK Limited, a United Kingdom private limited company (the “Borrower”), the Lenders party hereto and Cyan Partners, LP, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to the Credit Agreement, dated as of August 16, 2010 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, the Borrower, the grantors from time to time party thereto and Cyan Partners, LP, as collateral agent (in such capacity, the “Collateral Agent”), are parties to the U.S. Security Agreement, dated as of August 16, 2010 (as amended, restated, supplemented and/or otherwise modified from time to time, the “U.S. Security Agreement”);

WHEREAS, the guarantors from time to time party thereto and the Administrative Agent are parties to the Subsidiaries Guaranty, dated as of August 16, 2010 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Subsidiaries Guaranty”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement, the U.S. Security Agreement and the Subsidiaries Guaranty as herein provided;

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. Amendments to the Credit Agreement.

1. The definition of “Intercreditor Agreement” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to the amount “$25,000,000” appearing therein and inserting the amount “$35,000,000” in lieu thereof.

2. Section 8.04(i) of the Credit Agreement is hereby amended by deleting the reference to the amount “$25,000,000” appearing therein and inserting the amount “$35,000,000” in lieu thereof.

II.	Amendments to the U.S. Security Agreement and the Subsidiaries Guaranty.

1. The final paragraph of Section 2 of the U.S. Security Agreement is hereby amended by deleting the reference to the amount “$25,000,000” appearing therein and inserting the amount “$35,000,000” in lieu thereof.

2. The penultimate paragraph of Section 1(a) of the Subsidiaries Guaranty is hereby amended by deleting the reference to the amount “$25,000,000” appearing therein and inserting the amount “$35,000,000” in lieu thereof.

III.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants that:

(i) all of the representations and warranties contained in the Credit Documents are true and correct in all material respects both before and immediately after giving effect to the First Amendment Effective Date (as defined below), with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(ii) no Default or Event of Default exists before or immediately after giving effect to the amendments set forth in this First Amendment on the First Amendment Effective Date.

2. This First Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Documents, all of which other provisions are hereby ratified and confirmed and are in full force and effect. Each Credit Party party to this First Amendment acknowledges and agrees that all Guaranteed Obligations (as defined in the Subsidiaries Guaranty after giving effect to this First Amendment) remain secured by the Security Documents and that the Secured Creditors remain entitled to the benefits of the Security Documents.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS RULES AND PRINCIPLES THEREUNDER).

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) The Credit Parties and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Patrice Antoine (facsimile number: 212-354-8113 / e-mail address: pantoine@whitecase.com); and

(ii) the Borrower shall have paid to the Administrative Agent all fees and reasonable and documented out-of-pocket expenses owing to it in connection with the First Amendment and shall have reimbursed the Administrative Agent for all reasonable and documented out-of pocket legal expenses of White & Case LLP incurred in connection with the Credit Agreement (including in connection with this First Amendment) and invoiced on or before the date hereof.

6. From and after the First Amendment Effective Date, all references in each Credit Document to the “Credit Agreement”, the “U.S. Security Agreement” and the “Subsidiaries Guaranty” shall be deemed to be references to such documents as modified hereby on the First Amendment Effective Date.

7. The Credit Parties and the Collateral Agent agree to execute and deliver:

(a) (i) such amendments, supplements and/or other modifications to the English Security Documents and (ii) new Security Documents that cover assets substantially similar to those covered by the Scottish Security, in each case as the Collateral Agent may require in order to effect (x) a $10,000,000 increase in the aggregate amount of obligations owing to Approved Third Party Credit Providers, pursuant to Hedging Agreements and reimbursement agreements with respect to Third Party Letters of Credit, that may be secured by assets that are Collateral under the Security Documents (the “Secured Third Party Credit Obligations Cap Increase”) and (y) such other changes as may be deemed appropriate by the Collateral Agent in connection with the Secured Third Party Credit Obligations Cap Increase; and

(b) new Security Documents that cover assets substantially similar to those assets covered by the English Security Documents in the event the Collateral Agent reasonably determines that such new Security Documents are necessary or advisable (in lieu of the amendments, supplements and/or modifications to the English Security Document referred to in clause (a) above) to effect the Secured Third Party Credit Obligations Cap Increase.

The Lenders hereby authorize the Collateral Agent to execute and deliver the aforementioned amendments, supplements and/or other modifications and any aforementioned new Security Documents and take any other action (including, without limitation, such actions and steps described in Section 7.12(b) of the Credit Agreement) with respect to any Collateral and Security Documents as the Collateral Agent may deem necessary to effect the Secured Third Party Credit Obligations Cap Increase.  All actions and steps described in this paragraph shall be at Holdings’ and the Borrower’s expense.

* * *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION

By: /s/ J. Michael Kirksey
Name: J. Michael Kirksey
Title: Executive Vice President and
Chief Financial Officer

ENDEAVOR ENERGY UK LIMITED

By: /s/ J. Michael Kirksey
Name: J. Michael Kirksey
Title: Authorized Signatory

ENDEAVOUR OPERATING CORPORATION

By: /s/ J. Michael Kirksey
Name: J. Michael Kirksey
Title: Executive Vice President and
Chief Financial Officer

ENDEAVOUR INTERNATIONAL HOLDING B.V., with its corporate seat in Amsterdam

By: /s/ J. Michael Kirksey
Name: J. Michael Kirksey
Title: Managing Director A

ENDEAVOUR ENERGY NETHERLANDS B.V., with its corporate seat in Amsterdam

By: /s/ J. Michael Kirksey
Name: J. Michael Kirksey
Title: Managing Director A

ENDEAVOUR ENERGY NORTH SEA L.P.

By: ENDEAVOUR ENERGY NORTH SEA LLC, its General Partner

By: /s/ Cathy Stubbs
Name: Catherine L. Stubbs
Title: Manager

ENDEAVOUR ENERGY NORTH SEA LLC

By: /s/ Cathy Stubbs

Name: Catherine L. Stubbs Title: Manager

END MANAGEMENT COMPANY

By: /s/ J. Michael Kirksey
Name: J. Michael Kirksey
Title: Executive Vice President and
Chief Financial Officer

END ENERGY NEW VENTURES INC.

By: /s/ J. Michael Kirksey
Name: J. Michael Kirksey
Title: Executive Vice President and
Chief Financial Officer

CYAN PARTNERS, LP, as Administrative Agent, as Collateral Agent and as a Lender

By: /s/ Jonathan Tunis
Name: Jonathan Tunis
Title: Authorized Signatory

CYRUS OPPORTUNITIES FUND II, L.P.

BY: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By: /s/ Brennan McCain
Name: Brennan McCain
Title: Chief Financial Officer

CYRUS EUROPE FUND, L.P.

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By: /s/ Brennan McCain
Name: Brennan McCain
Title: Chief Financial Officer

CRESCENT 1, L.P.

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By: /s/ Brennan McCain
Name: Brennan McCain
Title: Chief Financial Officer

CYR FUND, L.P.

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By: /s/ Brennan McCain
Name: Brennan McCain
Title: Chief Financial Officer

MTP ENERGY INFRASTRUCTURE FINANCE MASTER FUND, LTD.

By: MTP Energy Management LLC, its Investment

Manager

By: Magnetar Financial LLC, its Managing Member

By: /s/ Doug Litowitz
Name: Doug Litowitz
Title: Counsel

TRIANGLE PEAK PARTNERS PRIVATE EQUITY, LP

By: Triangle Peak Partners Private Equity GP, LLC,

its General Partner

By: /s/ Dain F. DeGroff
Name: Dain F. DeGroff
Title: Managing Member

HELIOS CORPORATE LLC

By:
Name: Brett Cohen
Title: Authorized Signatory

THE ROTHSCHILD FOUNDATION EUROPE

By: /s/ Adam U. Bennett

Name: Adam Bennett

Title: Authorised Signatory

DODER TRUST LIMITED

(as Trustee for the Jader Trust No 4)

By: /s/ Judith Benevides

Name: Judith Benevides

Title: Authorized Signatory

By: /s/ Ayotola Jaqun

Name: Ayotola Jaqun

Title: Authorized Signatory

DODER TRUST LIMITED
(as Trustee for the Bat Hanadiv Foundation No 3)

By: /s/ Judith Benevides

Name: Judith Benevides

Title: Authorized Signatory

By: /s/ Ayotola Jaqun

Name: Ayotola Jaqun

Title: Authorized Signatory

JGB CAPITAL, LP

By:

Name:

Title:

JGB CAPITAL OFFSHORE LTD

By:

Name:

Title:

SAMC LLC

By:

Name:

Title:

STEELHEAD NAVIGATOR MASTER, L.P.

By: STEELHEAD PARTNERS, LLC, its Sole Member

By: /s/ Greg M. Stevenson

Name: Greg M. Stevenson

Title: President

CEC 1, LLC

By: CHAMBERS ENERGY CAPITAL, LP, its Managing Member

By: CEP GP, LLC, its General Partner

By: /s/ Guy Hoffman

Name: Guy Hoffman

Title: Authorized Signatory

RIVER BIRCH CAPITAL PARTNERS, LP

By: /s/ Alex Kirk

Name: Alex Kirk

Title: Managing Member